SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       April 23,
1996


                   GTE CALIFORNIA INCORPORATED

     (Exact name of registrant as specified in its charter)


   California                 1-6417                95-0510200

  (State or other           (Commission            (IRS Employer
  jurisdiction of           File Number)        Identification
No.)
  incorporation)


  600 Hidden Ridge, HQE04B12 - Irving, Texas        75038

   (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code     214-718-
5600



                   GTE CALIFORNIA INCORPORATED

                            FORM 8-K

                       ITEM OF INFORMATION



ITEM 5.  Other Events

       On April 10, 1996, the California Public Utilities Commission (the "CPUC") issued a decision which approved the merger of Contel of California, Inc. into GTE California Incorporated (the "Company") with the Company to be the surviving corporation (the "Merger"). As part of this decision, based on legislation enacted by the California legislature which became effective January 1, 1996, the CPUC apportioned the estimated savings resulting from the Merger equally between ratepayers and shareholders.

       It is currently anticipated that the Merger will be consummated in the second half of 1996.

ITEM 7.  Financial Statements and Exhibits

(c)    Exhibits

       1.1 -     Revised Form of Purchase Agreement, including
       Standard Purchase Agreement Provisions (April 1996
       Edition), to Registration Statements on Form S-3 (File
       Nos. 333-01001 and 33-51541)(to be first used on or about
       April 25, 1996).

       4.2 -     Revised Form of Board Resolution to
       Registration Statements on Form S-3 (File Nos. 333-01001 and 33-51541) under which the Debentures referenced therein are to be issued.

       4.3 -     First Supplemental Indenture dated as of April
       15, 1996 between GTE California Incorporated and First
       Trust of California, National Association, as trustee.

       12  -     Pro Forma Combined Statement of the
       Consolidated Ratios of Earnings to Fixed Charges.

       26  -     Revised Form of Invitation for Bids pertaining
       to Registration Statements on Form S-3 (File Nos. 333-
       01001 and 33-51541) (to be first used on or about April
       25, 1996).




                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GTE CALIFORNIA INCORPORATED
                                        (Registrant)




Date:  April 23, 1996              BY  WILLIAM M. EDWARDS, III
                                       WILLIAM M. EDWARDS, III
                                            Controller







































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